MITESCO INC.

True Nature Holding, Inc.

DBA Mitesco, Inc.

Investor Deck



January 2020

MITESCO INC.

COMPANY DETAILS

True Nature Holding, Inc.
DBA Mitesco, Inc.
OTCQB: TNTY
www.mitescoinc.com I 844.383.8689
7535 East Hampden Avenue, Ste. 400
Denver, CO 80231
investorrelations@truenatureholding.com

Statement Under the Private Securities Litigation Reform Act

As contemplated by the provisions of the Safe Harbor section of the Private Securities Litigation Reform Act of 1995, this news release contains forward-looking statements pertaining to future, anticipated, or projected plans, performances, and developments, as well as other statements relating to future operations. All such forward-looking statements are necessarily only estimating or predictions of future results or events and there can be no assurance that actual results or events will not materially differ from expectations. Further information on potential factors that could affect True Nature Holding, Inc. is included in the Company's filings with the Securities and Exchange Commission. We expressly disclaim any intent or obligation to update any forward-looking statements.

MITESCO INC.

How to build an international healthcare technology company? Start with a blueprint…

Acquisition Philosophy.

Building the Portfolio


monetary dynamics





Seek low-cost acquisitions

Instead of paying high prices for mature businesses we target health care technology companies with proven solutions that are struggling to attract the capital needed for expansion. We then secure capital multiplier by adding proven management talent to expansion capital.

Go international early

Since there is minimal GDP growth in Europe and many proven healthcare technology solutions, implement cross boarder expansion model.

Capture the hockey stick of growth

Find the businesses that can quickly scale their models to be accretive to revenue and earnings now that the growth capital is available.

Once the architecture is in place, begin the engineering.

- ❑ Financial engineering is all about the cap table and balance sheet
- ❑ Clean up all balance sheet items, close out old liabilities
- ❑ Create marketing identity, branding for broad market appeal
- ❑ Refine acquisition pipeline for rapid acquisition and scale

- ❑ Freeze common stock issuances so dilution is not a fear for holders
- ❑ Establish legal structure to open capital markets
- ❑ Increase potential liquidity for the equity
- ❑ Make clear the structure for international growth is in place
- ❑ Build infrastructure for holding company to facilitate economies of scale

- ❑ Use alternative financing, conservative and traditional tools, taking pressure off common stock
- ❑ Recruit highly qualified CFO, and other senior executives
- ❑ Align Board of Directors with mission
- ❑ Secure legal counsel for domestic and International equity markets
- ❑ Develop deal flow with structure conducive to long term shareholder value

Then, execute the buildout.

- Close out all pending convertibles for cash using term debt for bridge
- With bridge debt, execute balance sheet clean up
- Reduced liabilities by $1M via discounted cash payments and issuance of three year preferred, non-convertible stock
- Secure senior securities counsel for North American and European activities with investment banking relationships
- Begin 'soft' discussions for permanent financing
- Recruit seasoned CFO with M&A experience, align talent of Board of Director experience with Pubco and tenure within healthcare sector
- Establish health care technology strategy impacting cost, delivery and service
- Implement international holding company structure with Dublin, Ireland and Denver, Colorado locations
- Put in place tracking tools for due diligence, modeling for 3-year buildout emphasis on balance sheet, cap table, and cash flows
- Create permanent funding vehicle using same 3-year preferred, non-convertible stock listing at $25/share, undertake to file S-1 and list within 90 days
- Apply with FIRNA for new name, new stock symbol, new CUSIP for both common and preferred shares
- File annual report as quickly as practical so "current information" is underlying the equity issuances
- Align management's rewards with shareholders

Target Health Tech Macro Verticals.

Develop Core Healthcare Technology Expertise


Personal Health APPs
Artificial Intelligence& Predictive Analytics
Data & Information Management
Telehealth and Tele-Monitoring
Portfolio
Disruptive Medical, Diagnostic, & Treatment Technology
Behavioral Health

Forecasted Financial Statements for 2019

FORECASTED AND UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
PREPARED BY MANAGEMENT
FOR DISCUSSION PURPOSES ONLY

	December 31, 2019 UNAUDITED	September 30, 2019 UNAUDITED
ASSETS		
Current assets		
Cash and cash equivalents	83,200	900
Prepaid expenses	9,700	-
Total current assets	92,900	900
Fixed assets, net of accumulated depreciation of $xx and $0	7,900	-
Total Assets	100,800	900
LIABILITIES AND (DEFICIENCY IN) STOCKHOLDERS' EQUITY		
Current liabilities		
Accounts payable amd accrued liabilities	644,800	1,040,600
Due to related parties	-	169,400
Accrued interest	82,900	86,600
Convertible notes payable, net of discount of $647,100 and $255,900	79,900	207,200
Convertible note payable, in default	122,200	122,200
Note payable, related party- current portion	-	198,000
Total current liabilities, excluding derivative liabilities	**929,800**	**1,824,000**
Derivative liabilities	1,253,200	794,800
Total Liabilities	2,183,000	2,618,800
Stockholders' equity (deficit)		
Preferred stock, $0.01 par value, 26,227 and 0 shares issued and outstanding as of December 31, 2019 and September 30, 2019, respectively	300	-
Common stock, 81,268,443 and 49,868,462 shares issued and outstanding as of December 31, 2019 and September 30, 2019, respectively	812,700	498,700
Additional paid-in capital	7,902,200	6,783,300
Stock payable	37,200	37,200
Accumulated deficit	(10,834,600)	(9,937,100)
Total (deficiencyin) stockholders' equity	(2,082,200)	(2,617,900)
Total liabilities and stockholders' equity	100,800	900

FORECASTED AND UNAUDITED STATEMENTS OF OPERATIONS
PREPARED BY MANAGEMENT
FOR DISCUSSION PURPOSES ONLY

	For the Year Ended December 31, 2019 UNAUDITED	For the Nine Months Ended September 30, 2019 UNAUDITED
Revenue	3,500	-
Operating expenses:		
General and administrative	1,428,200	880,800
Net Operating Loss	(1,424,700)	(880,800)
Other income (expense):		
Interest expense	(1,546,800)	(1,157,300)
Gain on settlement of accounts payable	287,100	50,400
Gain on settlement of notes payable	261,800	-
Loss on revaluation of derivative liabilities	(532,200)	(69,600)
Loss on legal settlement	(26,900)	(26,900)
Loss on conversion of notes	(161,500)	(161,500)
Total other expense	(1,718,500)	(1,364,900)
Net loss	(3,143,200)	(2,245,700)
Net loss per share - basic and diluted	(0.07)	(0.06)
Weighted average shares outstanding - basic and diluted	45,248,520	36,446,415

Structure

This chart depicts the proposed international structure and provides a glimpse of topics under consideration

True Nature Holding, Inc. Delaware "C" Corp. DBA:

Mitesco, Inc, Denver, CO

Listed on OTCQB:TNTY

Mitesco North America
Denver, CO

Medical Imaging,
Subsidiary 1 - Austin, TX

Technology Subsidiary - 2
Seattle, WA

Medical Monitoring
Subsidiary - 3 Boulder, CO

Nursing Tech Subsidiary - 4
Minneapolis, MN

(Mitesco Europe Via)
Acelerar Healthcare Holdings, LTD
Dublin, Ire.

Digital Communications Subsidiary
– A London, UK

Medical Monitoring Subsidiary - B
Frankfurt, GE

Emotional Mgmt. Apps Sub sidiary
– C Stockholm, SE

Data Analytics Subsidiary - D
Dublin, IE

MITESCO INC.

The Team

The Team

Link to Team Biographies



Ron Riewold

Chairman – Board of Directors

Extensive senior heath care experience in both publicly held and private companies.



Lawrence Diamond

Chief Executive Officer – Member, Board of Directors

25 years of executive leadership experience within the health care sector in both public and private companies.



Julie R. Smith

President & COO – Member, Board of Directors

25 years of senior executive and board experience in multinational customer service organizations.



Tom Brodmerkel

Member, Board of Directors

25 years of generalist experience within the health care sector at the senior executive and board levels.

Thank You!

Contact Us

mitescoinc.com | investorrelations@truenatureholding.com

844.383.8689